PROPOSED SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 27, 2000
                                       OF
                         JURIKA & VOYLES SMALL-CAP FUND
                          JURIKA & VOYLES BALANCED FUND
                        JURIKA & VOYLES VALUE+GROWTH FUND

                                 AUGUST 6, 2001

PROPOSED FUND REORGANIZATIONS

On August 1, 2001, the Board of Trustees of the Jurika & Voyles Fund Group (the "Trust") unanimously approved the reorganization of each of the Trust's series; i.e., the Jurika & Voyles Small-Cap Fund, the Jurika & Voyles Balanced Fund, and the Jurika & Voyles Value+Growth Fund (each, a "J&V Fund," and collectively, the "J&V Funds"), into certain funds within the CDC Nvest Family of Funds, the proprietary mutual fund complex of the parent organization of Jurika & Voyles, L.P, the J&V Funds' investment adviser. Specifically, the Board approved an Agreement and Plan of Reorganization ("Plan of Reorganization") with respect to each J&V Fund and its acquiring CDC Nvest Fund (each transaction contemplated by its respective Plan of Reorganization, a "Reorganization," and collectively, the "Reorganizations"), as discussed in more detail below.

J&V SMALL-CAP FUND REORGANIZATION. Under the terms of its respective Plan of Reorganization, the Jurika & Voyles Small-Cap Fund will transfer all of its assets to the CDC Nvest Bullseye Fund in exchange for Class Y shares of the CDC Nvest Bullseye Fund, and the CDC Nvest Bullseye Fund will assume the liabilities of the Jurika & Voyles Small-Cap Fund. PRIOR TO THIS REORGANIZATION, subject to the approval of the Board of Trustees of the CDC Nvest Funds, it is anticipated that the CDC Nvest Bullseye Fund will change its name to "CDC Nvest Jurika & Voyles Small Cap Growth Fund" and will modify its investment strategies so that they are very similar to the investment strategies of the Jurika & Voyles Small-Cap Fund. At the time of this change, it is likewise anticipated that Jon Hickman, the current portfolio manager of the Jurika & Voyles Small-Cap Fund, will become the portfolio manager of the modified CDC Nvest Bullseye Fund.

J&V BALANCED FUND REORGANIZATION. Under the terms of its respective Plan of Reorganization, the Jurika & Voyles Balanced Fund will transfer all of its assets to the CDC Nvest Balanced Fund in exchange for Class Y shares of the CDC Nvest Balanced Fund, and the CDC Nvest Balanced Fund will assume the liabilities of the J&V Balanced Fund.

J&V VALUE+GROWTH FUND REORGANIZATION. Under the terms of its respective Plan of Reorganization, the Jurika & Voyles Value+Growth Fund will transfer all of its assets to a newly formed series of CDC Nvest Funds Trust I, the CDC Nvest Jurika & Voyles Relative Value Fund, in exchange for Class Y shares of the newly formed series, and the newly formed series will assume the liabilities of the Jurika & Voyles Value+Growth Fund.

Immediately following each exchange, which will be effected on the basis of the relative net asset values of the applicable J&V and CDC Nvest Funds, each of Jurika & Voyles Small-Cap Fund, Jurika & Voyles Balanced Fund, and Jurika & Voyles Value+Growth Fund will distribute Class Y shares of CDC Nvest Jurika & Voyles Small Cap Growth Fund, CDC Nvest Balanced Fund, and CDC Nvest Jurika & Voyles Relative Value Fund, respectively, to their shareholders pro-rata in liquidation of said J&V Fund. Accordingly, shareholders of each J&V Fund will become shareholders of the respective CDC Nvest Fund by effectively having their J&V Fund shares exchanged for Class Y Shares of the respective CDC Nvest Fund on the basis of relative net asset value on the closing date.

Each Reorganization is subject to the approval of the Board of Trustees of the CDC Nvest Funds as well as the shareholders of the respective J&V Fund. A
Special Meeting of the J&V Fund shareholders (the "Shareholder Meeting") has been scheduled for November 16, 2001 (or such other time as the Secretary of the J&V Funds shall determine) and approval of the respective Plans of Reorganization will be voted on at that time.

It is expected that each Reorganization will be treated as a tax-free reorganization for federal tax purposes. If, as expected, a Reorganization is tax-free, the acquiring CDC Nvest Fund will inherit any unrealized appreciation (or depreciation) on assets contributed by the acquired J&V Fund (after the realization of any gains or losses from the sale of assets by the acquired J&V Fund prior to the Reorganization, including sales made in anticipation of the Reorganization). In addition, J&V Fund shareholders will end up owning shares of the relevant CDC Nvest Fund and would therefore eventually be allocated a proportionate share of any taxable gains realized by such CDC Nvest Fund and not distributed to CDC Nvest Fund shareholders prior to the Reorganization. Shareholders should consult their tax advisers regarding other possible tax consequences of the Reorganizations, including possible state and local tax consequences.

In connection with the Shareholder Meeting, a Prospectus/Proxy Statement describing the Reorganizations will be filed with the Securities and Exchange Commission and delivered to J&V Fund shareholders of record.

If the Plans of Reorganization are approved by the Board of Trustees of the CDC Nvest Funds and by the J&V Fund shareholders and if certain conditions required by the Plans of Reorganization are satisfied, the Reorganizations are expected to close on or around November 30, 2001.

In the event that the shareholders of any J&V Fund fail to approve their respective Plan of Reorganization, said J&V Fund will continue its existing operations, and the J&V Fund Board of Trustees will consider other proposals for the reorganization or liquidation of that Fund.

Effective on or about September 28, 2001, it is anticipated that the J&V Funds will be closed to all new and subsequent purchases except for reinvestment of dividends or other distributions pending the Reorganizations.

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